EXHIBIT 23

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                       CONSENT OF INDEPENDENT ACCOUNTANTS




          We  hereby   consent  to  the   incorporation   by  reference  in  the
          Registration Statement on Form S-8 (File No. 33-24340) of FMS Financial Corporation of our report dated February 10, 2000 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



          /s/ Pricewaterhouse Coopers LLP
          -------------------------------


          2400 Eleven Penn Center
          Philadelphia, Pennsylvania

          March 23, 2000